Transamerica B-Share Variable Annuity	Transamerica AxiomSM III Variable Annuity
Transamerica I-Share II Variable Annuity	Transamerica PrincipiumSM IV Variable Annuity

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA B

Rate Sheet Supplement dated July 15, 2022

to the

Prospectus dated May 1, 2022

This Rate Sheet Prospectus Supplement (this “supplement”) applies to the above listed Transamerica variable annuities and should be read and retained with the prospectus. If You would like another copy of the current prospectus, please call us at (800) 525-6205.

All Rate Sheet Prospectus Supplements are also available on the EDGAR system at www.sec.gov. Please see the SEC file number table below for your applicable product.

We are issuing this Rate Sheet Prospectus Supplement to provide the rider fee percentage, valuation frequency, minimum benefit age, required allocations and withdrawal percentages that we are currently offering for the Transamerica Income EdgeSM 1.2 rider as described in the prospectus.

The information listed below applies to applications signed on or after and rider election forms received on or after August 1, 2022.

The rider fee percentage, valuation frequency, minimum benefit age, required allocations and withdrawal percentages set forth in the Rate Sheet Prospectus Supplement may not be superseded or changed until a new Rate Sheet Prospectus Supplement is filed at least 10 business days prior to the effective date of the new Rate Sheet Prospectus Supplement.

For riders issued as part of the new policy application process. In order to receive the rider terms below we must receive Your completed application within 7 calendar days from the date that this supplement is no longer effective, and the policy must be funded within 60 calendar days from the date that this supplement is no longer effective. If these conditions are not met, Your application will be considered not in good order and additional paperwork may be required to issue the policy with the applicable rates in effect at that time.

For riders issued to existing policy Owners: In order to receive the terms listed below, Your rider election form must be signed and received in good order while this supplement is in effect. If Your rider election form is received in good order after this supplement is no longer in effect, You will receive the rider terms that are in effect on the date Your rider election form is received in good order. Election forms must be received in good order while the New York Stock Exchange is open for regular trading to get same-day pricing of the transaction. Election forms received in good order on non-business days or after our close of business will get next-day pricing.

The rider fee and withdrawal percentages applicable to Your policy will not change for the life of Your policy (unless subject to an automatic step-up as described in the Automatic Step-Up section of Your prospectus. At the time of an automatic step-up the rider fee percentage may increase but will not exceed the maximum in effect when the rider was elected). The premium and rebalance allocation requirements, minimum benefit age and valuation frequency will not change for the life of Your policy.

RIDER FEE

Single	Joint
1.45%	1.55%

VALUATION FREQUENCY

Annually

MINIMUM BENEFIT AGE

59

This Supplement must be accompanied or preceded by the current Prospectus.

Please read this Supplement carefully and retain it for future reference.

REQUIRED ALLOCATIONS

	Premium		Rebalance
	Minimum	Maximum	Minimum	Maximum
Stable Account*	25%	25%	N/A	N/A
Select Investment Options	0%	75%	0%	100%
Flexible Investment Options	0%	75%	0%	100%

*The stable account is excluded from rebalancing

SINGLE LIFE WITHDRAWAL PERCENTAGE

Age at time of first withdrawal	Rider Years 1-4 Withdrawal Percentage Single Life Option**	Rider Years 5-7 Withdrawal Percentage Single Life Option**	Rider Years 8+ Withdrawal Percentage Single Life Option**
0-58	0.00%	0.00%	0.00%
59-64	3.75%	4.55%	5.75%
65-74	5.20%	6.00%	7.20%
75-80	5.75%	6.55%	7.75%
≥ 81	6.00%	6.80%	8.00%

JOINT LIFE WITHDRAWAL PERCENTAGE

Age at time of first withdrawal	Rider Years 1-4 Withdrawal Percentage Joint Life Option**	Rider Years 5-7 Withdrawal Percentage Joint Life Option**	Rider Years 8+ Withdrawal Percentage Joint Life Option**
0-58	0.00%	0.00%	0.00%
59-64	3.25%	4.05%	5.25%
65-74	4.70%	5.50%	6.70%
75-80	5.25%	6.05%	7.25%
≥ 81	5.50%	6.30%	7.50%

** The withdrawal percentage is determined by the number of rider years and the annuitant’s age (or the annuitant’s spouse’s age if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the rider anniversary immediately following the annuitant’s (or the annuitant’s spouse’s if younger and the joint life option is elected) attainment of the minimum benefit age.

Transamerica Life Insurance Company
Product Name	SEC File Number	Product Name	SEC File Number
Transamerica B-Share Variable Annuity	333-233836	Transamerica AxiomSM III Variable Annuity	333-233837
Transamerica I-Share II Variable Annuity	333-233839	Transamerica PrincipiumSM IV Variable Annuity	333-233838

This Supplement must be accompanied or preceded by the current Prospectus.

Please read this Supplement carefully and retain it for future reference.

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